UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

        Date of Report (Date of earliest event reported): April 30, 2004

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles                 0-19961                      N/A
(State or other jurisdiction       Commission File Number       (I.R.S. Employer
    of incorporation)                                            Identification
                                                                     Number)
                          -----------------------------

                             7 Abraham de Veerstraat
                                     Curacao
                              Netherlands Antilles
                               011-59-99-465-8525
          (Address of principal executive offices and telephone number, including area code)
                          -----------------------------



Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

     The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." On April 30, 2004, Orthofix International N.V. ("Orthofix") issued a press release announcing, among other things, its results of operations for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     Exhibit

     99.1 Press release of Orthofix International N.V. dated April 30, 2004

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 30, 2004

                                            ORTHOFIX INTERNATIONAL N.V.


                                            By:    /S/ THOMAS HEIN
                                               ---------------------------------
                                               Name:  Thomas Hein
                                               Title: Chief Financial Officer